                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 MARCH 3, 1997
                                (Date of Report)
               Date of earliest event reported: February 24, 1997


                       PATRIOT AMERICAN HOSPITALITY, INC.
             (Exact name of Registrant as specified in its charter)



                                    VIRGINIA
                 (State or other jurisdiction of incorporation)


        0-26528                                         75-2599709
(Commission File Number)                   (I.R.S. Employer Identification No.)



3030 LBJ FREEWAY, SUITE 1500                                       75234
DALLAS, TEXAS                                                    (Zip Code)
(Address of principal executive offices)

                                (972) 888-8000
             (Registrant's telephone number, including area code:)

                                      N/A
             (Former name, former address and former fiscal year,
                         if change since last report)


                  Index to Exhibits appears on page 5 herein.

ITEM 5.   OTHER EVENTS.

     On February 24, 1997, Patriot American Hospitality, Inc., a Virginia corporation ("Patriot"), Patriot American Hospitality Partnership, L.P., a Virginia limited partnership, California Jockey Club, a Delaware corporation ("Cal Jockey"), and Bay Meadows Operating Company, a Delaware corporation ("Bay Meadows"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement is substantially similar to the terms and conditions of the previously announced binding agreement among the parties, the execution of which was announced on October 31, 1996, and which is superseded by the Merger Agreement.

     Pursuant to the Merger Agreement, which is attached hereto as Exhibit 2.1
                                                                   -----------
and is incorporated herein by reference, (i) Patriot will merge into Cal Jockey,
(ii) the separate corporate existence of Patriot will cease and (iii) Cal Jockey will become the surviving corporation. The Merger Agreement, which has been unanimously approved by the Board of Directors of each of Patriot, Cal Jockey and Bay Meadows, is subject to numerous conditions, including the approval of the stockholders of Patriot, Cal Jockey and Bay Meadows. The press release issued by Patriot in connection with the execution of the Merger Agreement is also attached hereto as Exhibit 99.1.
                        ------------




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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired:              Not Applicable

(b)  Pro Forma Financial Information:                        Not Applicable

(c)  Exhibits:

     2.1 Agreement and Plan of Merger, dated as of February 24, 1997, between Patriot American Hospitality, Inc., Patriot American Hospitality Partnership, L.P., California Jockey Club and Bay Meadows Operating Company.*

     99.1    Press Release dated February 26, 1997.



     * The Company will supply the Securities and Exchange Commission upon request with copies of any exhibit or schedule to Exhibit 2.1 which is not included herein.

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

                               SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   March 3, 1997                    PATRIOT AMERICAN HOSPITALITY, INC.



                                         By: /s/ Rex E. Stewart
                                             ----------------------------------
                                             Name: Rex E. Stewart
                                             Title: Chief Financial Officer and
                                                    Treasurer

                                 EXHIBIT INDEX


Exhibit                                                                Page


2.1 Agreement and Plan of Merger, dated as of February 24, 1997, between Patriot American Hospitality, Inc., Patriot American Hospitality Partnership, L.P., California Jockey Club and
       Bay Meadows Operating Company.*

99.1   Press Release dated February 26, 1997.





       * The Company will supply the Securities and Exchange Commission upon request with copies of any exhibit or schedule to Exhibit 2.1 which is not included herein.

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